UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  November 26, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of June 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2004-3 Home Equity Mortgage Pass-Through Certificates, Series 2004-3)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-115435-01              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2004 among Credit Suisse
First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Option One Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

     On November 26, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 26, 2004 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2004-3
Home Equity Mortgage Pass-Through Certificates, Series 2004-3
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: November 30, 2004               By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 26, 2004




Exhibit 99.1
Monthly Certificateholder Statement on November 26, 2004



         CSFB Home Equity Mortgage Pass Through Certificates , Series 2004-HEM 3
                           Statement to Certificate Holders
                                  November 26, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED      DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL          LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        169,000,000.00     142,119,496.01    9,334,804.99     276,975.11     9,611,780.10      0.00        0.00   132,784,691.02
A2        129,000,000.00     107,209,295.58    7,567,267.95     202,268.20     7,769,536.15      0.00        0.00    99,642,027.63
A3          8,000,000.00       8,000,000.00            0.00      17,297.78        17,297.78      0.00        0.00     8,000,000.00
AR                100.00               0.00            0.00           0.00             0.00      0.00        0.00             0.00
ARL               100.00               0.00            0.00           0.00             0.00      0.00        0.00             0.00
M1         36,000,000.00      36,000,000.00            0.00      80,400.00        80,400.00      0.00        0.00    36,000,000.00
M2         16,000,000.00      16,000,000.00            0.00      41,706.67        41,706.67      0.00        0.00    16,000,000.00
M3         12,000,000.00      12,000,000.00            0.00      33,413.33        33,413.33      0.00        0.00    12,000,000.00
M4          5,000,000.00       5,000,000.00            0.00      14,811.11        14,811.11      0.00        0.00     5,000,000.00
M5         11,000,000.00      11,000,000.00            0.00      36,495.56        36,495.56      0.00        0.00    11,000,000.00
P                 100.00             100.00            0.00     234,885.64       234,885.64      0.00        0.00           100.00
B1          6,000,000.00       6,000,000.00            0.00      20,973.33        20,973.33      0.00        0.00     6,000,000.00
B2A         4,500,000.00       4,500,000.00            0.00      23,730.00        23,730.00      0.00        0.00     4,500,000.00
B2F         3,500,000.00       3,500,000.00            0.00      21,875.00        21,875.00      0.00        0.00     3,500,000.00
X2                  0.00               0.00            0.00           0.00             0.00      0.00        0.00             0.00
TOTALS    400,000,300.00     351,328,891.59   16,902,072.94   1,004,831.73    17,906,904.67      0.00        0.00   334,426,818.65

X1        400,000,000.00     385,424,104.10            0.00           0.00             0.00      0.00        0.00   370,257,576.58
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1     22541SLM8       840.94376337       55.23553249     1.63890598      56.87443846      785.70823089       A1       2.192500 %
A2     22541SLN6       831.07981070       58.66099186     1.56797054      60.22896240      772.41881884       A2       2.122500 %
A3     22541SLP1     1,000.00000000        0.00000000     2.16222250       2.16222250    1,000.00000000       A3       2.432500 %
AR     22541SLQ9         0.00000000        0.00000000     0.00000000       0.00000000        0.00000000       AR       8.945076 %
ARL    22541SLR7         0.00000000        0.00000000     0.00000000       0.00000000        0.00000000       ARL      8.945076 %
M1     22541SLS5     1,000.00000000        0.00000000     2.23333333       2.23333333    1,000.00000000       M1       2.512500 %
M2     22541SLT3     1,000.00000000        0.00000000     2.60666688       2.60666688    1,000.00000000       M2       2.932500 %
M3     22541SLU0     1,000.00000000        0.00000000     2.78444417       2.78444417    1,000.00000000       M3       3.132500 %
M4     22541SLV8     1,000.00000000        0.00000000     2.96222200       2.96222200    1,000.00000000       M4       3.332500 %
M5     22541SLW6     1,000.00000000        0.00000000     3.31777818       3.31777818    1,000.00000000       M5       3.732500 %
P      22541SMA3     1,000.00000000        0.00000000     ##########       ##########    1,000.00000000       P        8.945076 %
B1     22541SLX4     1,000.00000000        0.00000000     3.49555500       3.49555500    1,000.00000000       B1       3.932500 %
B2A    22541SLY2     1,000.00000000        0.00000000     5.27333333       5.27333333    1,000.00000000       B2A      5.932500 %
B2F    22541SLZ9     1,000.00000000        0.00000000     6.25000000       6.25000000    1,000.00000000       B2F      7.500000 %
TOTALS                 878.32157023       42.25515066     2.51207744      44.76722810      836.06641958

X1     22541SMB1       963.56026025        0.00000000     0.00000000       0.00000000      925.64394145       X1       0.000000 %
------------------------------------------------------------------------------------------------------------ ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                   Raideo Ram
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10041
                              Tel: (212) 623-6793
                              Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com


Sec. 4.06(a)(i)                   Principal Remittance Amount                                                       14,941,653.46

                                  Scheduled Principal Payments                                                         296,947.86

                                  Principal Prepayments                                                             14,396,434.48

                                  Curtailments                                                                         173,872.20

                                  Curtailment Interest Adjustments                                                         249.85

                                  Repurchase Principal                                                                  74,149.07

                                  Substitution Amounts                                                                       0.00

                                  Net Liquidation Proceeds                                                                   0.00

                                  End of Pre-Funding Period Transfer                                                         0.00

                                  Other Principal Adjustments                                                                0.00

                                  Gross Interest                                                                     2,828,838.62

                                  Recoveries from Prior Loss Determinations                                                  0.00

                                  Reimbursements of Non-Recoverable Advances Previously Made                            12,340.60

                                  Recovery of Reimbursements Previously Deemed Non-Recoverable                               0.00

Prepayment Penalties              Number of Loans with Respect to which Prepayment Penalties were Collected                   130

                                  Balance of Loans with Respect to which Prepayment Penalties were Collected         6,132,626.57

                                  Amount of Prepayment Penalties Collected                                             234,884.89

Sec. 4.06(a)(iv)                  Beginning Number of Loans Outstanding                                                     8,183

                                  Beginning Aggregate Loan Balance                                                 357,600,271.14

                                  Ending Number of Loans Outstanding                                                        7,888

                                  Ending Aggregate Loan Balance                                                    342,433,743.62

Sec. 4.06(a)(v)                   Servicing Fees (Including Credit Risk Manager Fees)                                  154,122.80

                                  Trustee Fees                                                                           2,980.00

Sec. 4.06(a)(vii)                 Current Advances                                                                            N/A

                                  Aggregate Advances                                                                          N/A


Section 4.06(a)(viii)             Delinquent Mortgage Loans
                                                         Group 1
                                                                                                   Principal
                                                        Category              Number                Balance            Percentage
                                                        1 Month                   85             3,642,847.36             1.06 %
                                                        2 Month                   28               825,614.42             0.24 %
                                                        3 Month                   42             2,434,341.91             0.71 %
                                                         Total                   155             6,902,803.69             2.01 %
                                  * Delinquent Bankruptcies are included in the table above.

                                  Bankruptcies
                                                         Group 1
                                                                              Principal
                                                         Number               Balance                Percentage
                                                             24              817,580.62                  0.24 %
                                                        * Only Current Bankruptcies are reflected in the table above.

                                  Foreclosures
                                                         Group 1
                                                                              Principal
                                                         Number               Balance                Percentage
                                                              1               29,651.97                  0.01 %

Section 4.06(a)(xi)               REO Properties
                                                         Group 1
                                                                              Principal
                                                         Number               Balance                Percentage
                                                              0                  0.00                  0.00 %

Section 4.06(a)(xii)              Current Realized Losses                                                               224,874.06

                                  Cumulative Realized Losses - Reduced by Recoveries                                    249,734.39

Sec. 4.06 (a)(xiv)                Amount on Deposit in Pre-Funding Account                                                    0.03

Sec. 4.06 (a)(xiv)                Capitalized Interest Requirement                                                            0.00

Sec. 4.06 (a)(xiv)                Weighted Average Net Mortgage Rate                                                     8.94835 %

Sec. 4.06 (a)(xiv)                Net Excess Spread                                                                      0.91932 %

Trigger Event                     Trigger Event Occurrence (Effective July 2007)                                                NO
                                  (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                                  Rolling 3 Month Delinquency Rate                                                       0.79185 %
                                  Sr. Enhancement Percentage x 16%                                                       4.76289 %
                                                        OR
                                  (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                                  Cumulative Loss % of Original Aggregate Collateral Balance                                0.06 %
                                  Cumulative Loss Limit                                                                     6.25 %

O/C Reporting                     Targeted Overcollateralization Amount                                              23,000,017.25
                                  Ending Overcollateralization Amount                                                 8,006,925.00
                                  Ending Overcollateralization Deficiency                                            14,993,092.25
                                  Overcollateralization Release Amount                                                        0.00
                                  Monthly Excess Interest                                                             1,889,448.39
                                  Payment to Class X-1                                                                        0.00

                                  Beginning Balance Interest Rate Cap Reserve Fund                                    2,264,748.32
                                  Deposits                                                                                    0.00
                                  Withdrawals                                                                            50,780.17
                                  Ending Balance Interest Rate Cap Reserve Fund                                       2,213,968.15

                                  Beginning Balance Interest Rate Cap Account                                            20,190.92
                                  Deposits                                                                               50,780.17
                                  Withdrawals                                                                            70,971.09
                                  Ending Balance Interest Rate Cap Account                                                    0.00

                                  Interest Rate Cap Agreement Notional Amounts (Current Month)                      163,221,972.00

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.